                                                              EXHIBIT (h)(1)(d)

                               AMENDMENT NO. 10
                            PARTICIPATION AGREEMENT

   The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, American General Life Insurance Company ("Life Company"), a Texas life insurance company and American General Equity Services Corporation ("AGESC"), a Delaware corporation, and collectively (the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

   WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's AIG Corporate Investor VUL, Form No. 99301 and AIG Income Advantage VUL, Form No. 07704.

   NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE A

                                            SEPARATE ACCOUNTS
FUNDS AVAILABLE UNDER                       UTILIZING SOME OR              POLICIES/CONTRACTS FUNDED BY
THE POLICIES                                ALL OF THE FUNDS                  THE SEPARATE ACCOUNTS
---------------------                ------------------------------- ----------------------------------------
AIM V.I. International Growth Fund   American General Life Insurance Platinum Investor I
AIM V.I. Core Equity Fund            Company Separate Account VL-R   Flexible Premium Variable Life
(AIM V.I. Premier Equity merged into Established: May 1, 1997        Insurance Policy
AIM V.I. Core Equity)                                                Policy Form No. 97600

                                                                     Platinum Investor II
                                                                     Flexible Premium Variable Life
                                                                     Insurance Policy
                                                                     Policy Form No. 97610

                                                                     Corporate America
                                                                     Flexible Premium Variable Life
                                                                     Insurance Policy
                                                                     Policy Form No. 99301

                                                                     Platinum Investor Survivor Last Survivor
                                                                     Flexible Premium Variable Life
                                                                     Insurance Policy
                                                                     Policy Form No. 99206

                                                                     Platinum Investor Survivor II Last
                                                                     Survivor
                                                                     Flexible Premium Variable Life
                                                                     Insurance Policy
                                                                     Policy Form No. 01206

                                                                     Platinum Investor III
                                                                     Flexible Premium Variable Life
                                                                     Insurance Policy
                                                                     Policy Form No. 00600

                                                                     Platinum Investor PLUS Flexible
                                                                     Premium Variable Life Insurance Policy
                                                                     Policy Form No. 02600

                                                                     Platinum Investor FlexDirector
                                                                     Flexible Premium Variable Life
                                                                     Insurance Policy
                                                                     Policy Form No. 03601

                                            SEPARATE ACCOUNTS
FUNDS AVAILABLE UNDER                       UTILIZING SOME OR            POLICIES/CONTRACTS FUNDED BY
THE POLICIES                                ALL OF THE FUNDS                THE SEPARATE ACCOUNTS
---------------------                ------------------------------- ------------------------------------
AIM V.I. International Growth Fund   American General Life Insurance Platinum Investor IV
AIM V.I. Core Equity Fund            Company Separate Account VL-R   Flexible Premium Variable Life
(AIM V.I. Premier Equity merged into Established: May 1, 1997        Insurance Policy
AIM V.I. Core Equity)                (continued)                     Policy Form No. 04604
(continued)
                                                                     Legacy Plus
                                                                     Flexible Premium Variable Life
                                                                     Insurance Policy
                                                                     Policy Form No. 98615

AIM V.I. International Growth Fund                                   Platinum Investor VIP
                                                                     Flexible Premium Variable Universal
                                                                     Life Insurance Policy
                                                                     Policy Form No. 05604

                                                                     AIG Corporate Investor
                                                                     Flexible Premium Variable Life
                                                                     Insurance Policy
                                                                     Policy Form No. 99301

                                                                     AG Legacy Plus
                                                                     Flexible Premium Variable Life
                                                                     Insurance Policy
                                                                     Policy Form No. 99616

AIM V.I. Global Real Estate Fund                                     AIG Income Advantage VUL
AIM V.I. International Growth Fund                                   Flexible Premium Variable Life
                                                                     Insurance Policy
                                                                     SEC Registration No. 333-144594
                                                                     Policy Form No. 07704

AIM V.I. Capital Appreciation Fund                                   The One VUL Solution
AIM V.I. Government Securities Fund                                  Flexible Premium Variable Life
AIM V.I. High Yield Fund                                             Insurance Policy
AIM V.I. International Growth Fund                                   Policy Form No. 99615

AIM V.I. International Growth Fund   American General Life Insurance Platinum Investor Variable Annuity
AIM V.I. Core Equity Fund            Company Separate Account D      Policy Form No. 98020
(AIM V.I. Premier Equity merged into Established: November 19, 1973
AIM V.I. Core Equity)                                                Platinum Investor Immediate Variable
                                                                     Annuity
                                                                     Policy Form No. 03017

3. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE B

    .  AIM VARIABLE INSURANCE FUNDS, INC.

       AIM V.I. Core Equity Fund
       AIM V.I. International Growth Fund
       AIM V.I. Value Fund
       AIM V.I. Global Real Estate Fund

    .  AIM and Design

Effective Date: August 31, 2007

                                       AIM VARIABLE INSURANCE FUNDS

Attest:                                By:
        -----------------------------         -----------------------------
Name:                                  Name:
        -----------------------------         -----------------------------
Title:                                 Title:
        -----------------------------         -----------------------------

                                       A I M DISTRIBUTORS, INC.

Attest:                                By:
        -----------------------------         -----------------------------
Name:                                  Name:
        -----------------------------         -----------------------------
Title:                                 Title:
        -----------------------------         -----------------------------

                                       AMERICAN GENERAL LIFE INSURANCE
                                       COMPANY

Attest:                                By:
        -----------------------------         -----------------------------
Name:                                  Name:
        -----------------------------         -----------------------------
Title:                                 Title:
        -----------------------------         -----------------------------
(SEAL)

                                       AMERICAN GENERAL EQUITY SERVICES
                                       CORPORATION

Attest:                                By:
        -----------------------------         -----------------------------
Name:                                  Name:
        -----------------------------         -----------------------------
Title:                                 Title:
        -----------------------------         -----------------------------
(SEAL)